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Exhibit 10

CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Barclays PLC, a public limited company incorporated under the laws of England and Wales ("Barclays"), and Barclays Bank PLC, a public limited company incorporated under the laws of England and Wales ("Barclays Bank" and, together with Barclays, the "Companies"), hereby certifies, to such officer's knowledge, that:

        The Annual Report on Form 20-F for the year ended December 31, 2002 (the "Report") of the Companies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Dated: 24th March 2003
	By:	/s/ MATTHEW WILLIAM BARRETT Matthew William Barrett Group Chief Executive

        The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

        A signed original of this written statement required by section 906 has been provided to Barclays PLC and Barclays Bank PLC and will be retained by Barclays PLC and Barclays Bank PLC and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Barclays PLC, a public limited company incorporated under the laws of England and Wales ("Barclays"), and Barclays Bank PLC, a public limited company incorporated under the laws of England and Wales ("Barclays Bank" and, together with Barclays, the "Companies"), hereby certifies, to such officer's knowledge, that:

        The Annual Report on Form 20-F for the year ended December 31, 2002 (the "Report") of the Companies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Dated: 24th March 2003
	By:	/s/ JOHN SILVESTER VARLEY John Silvester Varley Group Finance Director

        The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

        A signed original of this written statement required by section 906 has been provided to Barclays PLC and Barclays Bank PLC and will be retained by Barclays PLC and Barclays Bank PLC and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 10